CINCINNATI

FINANCIAL

CORPORATION

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Credit Suisee First Boston

2005 Annual Insurance Conference

November 2005

Nasdaq: CINF

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Today’s presentation contains forward-looking statements that involve risks and uncertainties.  Please refer to our various filings with the Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.

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Reconciliations of non-GAAP and non-statutory data are available at www.cinfin.com

Cincinnati Financial Corporation

Regional Property Casualty Insurer

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Market capitalization of $7.8 billion

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19th largest publicly traded U.S. property casualty insurer based on revenues

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Well capitalized and highly rated

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Distinguished by:

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Relationships with local independent insurance     agents

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Claims philosophy

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Total return investing strategy

Record Results in 2004

Strong First Nine Months of 2005

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[See chart attached in pdf format]

Outperform in 2005

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Strong insurance performance, targeting

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Written premium growth in low single digits

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GAAP combined ratio of 92%, presuming     catastrophe losses in 4% range

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Investment income growth of 6.5% to 7.0%

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Tempered slightly by higher interest expense on long-term debt

Strategic Planning - 2004-2008

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Improve technology and business processes

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Expand and penetrate agency force

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Compete by meeting independent agency needs, leveraging local field authority and agent access to company leaders

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Identify products and services that add to our mutual success

Cultivating the Local Independent

Insurance Agent

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Regional carrier

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Wide range of property casualty coverages

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Market for about 75% of agency’s typical risks

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1,100 field associates assigned to agencies

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Local agents place value on claims service, ease of doing business, market stability, financial strength, access to executives

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Cincinnati is #1 or #2 carrier in approximately 72% of agency locations

Serving a Select Group of

1,014 Agencies in 32 States

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[See map attached in pdf format]

Market for 75% of Agency’s

Typical Risks

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[See chart attached in pdf format]

Successful Agencies

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Agency Billed Premiums (Open Agencies Only) (Dollars in millions)	2004	2003	2002	2001
Agency Relationships	986	963	952	960
Cincinnati	$3,058	$2,772	$2,472	$2,135
Total Agency P/C	$18,532	$16,996	$14,744	$13,790
Cincinnati Agency Penetration	$16.5%	16.3%	16.8%	15.5%

Selectively Appoint New Agencies

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Tap growth opportunities within existing states

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Maintain franchise value

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48 new agency relationships in 2004

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100 appointments projected 2005 - 2006

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51 appointment to-date in 2005

Claims Philosophy

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Modestly redundant reserves in each of the past 10 years

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750 claims representatives

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Based in local communities

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Serving agencies

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Headquarter claims staff averaging more than 25 years of experience

Total Statutory Reserve Balance

Objective: modestly redundant reserves

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[See chart attached in pdf format]

Further Improvement

Balancing growth with profitability

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☐ Anticipate FY 2005 GAAP combined ratio of 92% ■ Catastrophe losses in 4% range ☐ Leverage local knowledge/underwriting ☐ Emphasis expense management	[See chart attached in pdf format]

Investment Philosophy

Long-term total return

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Cover current liabilities with fixed-income investments

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Allocate new cash flow to equity securities based on:

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Insurance department regulations

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Rating agency commentary

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Common stock to statutory surplus ratio

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Parent-company investment assets to total assets ratio

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Equity investment offers potential for current income and capital appreciation

Focus on Compounding

Cash Flows Over the Long Term

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Pretax investment income provides primary source of profits

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Dividend increases from 33 equity holdings in the last 12 months = $23 million in annualized investment income

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Surplus contributes to financial strength

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Drives book value growth

[See chart attached in pdf format]

Maintain Financial Strength

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Property casualty surplus ratio of 0.7-to-1 vs. industry average 1.1-to-1 (12/31/04)

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Only 1.7% of property casualty groups rated A++ by A.M. Best

	Senior Debentures	Property Casualty	Life
A.M. Best	aa-	A++	A+
Fitch	A+	AA	AA
Moody’s	A2	Aa3	--
S&P	A	AA-	AA-

Enhancing Return to Shareholders

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Focus on total return - appreciation plus dividends plus share repurchase

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67.3% five-year total return

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88.8% for industry peer group

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Negative 11.0% for S&P 500

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11.6% 10-year compound growth of paid dividends

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15% increase in 2005 indicated annualized cash dividend

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45th consecutive annual cash dividend increase

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5% stock dividend declared

CINCINNATI

FINANCIAL

CORPORATION

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Jack Schiff, Jr., chairman and chief executive officer

Ken Stecher, chief financial officer and senior vice president

J.F. Scherer, senior vice president, Sales & Marketing

Marty Hollenbeck, vice president - Investments

Heather Wietzel, vice president - Investor Relations